UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Farmington Rd., Mocksville, North Carolina	27028
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.00001 par value per share	XXII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A 2024 Special Meeting of Stockholders of 22nd Century Group, Inc. was held on Friday, December 6, 2024. The matters voted upon and the results of the vote were as follows:

(1)	Proposal One: To approve an amendment to the Company’s Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at a ratio between 1-for-2 and 1-for-250, to be determined at the discretion of the Board of Directors, for the purpose of complying with the Nasdaq Listing Rules, subject to the Board or Directors’ discretion to abandon such amendment. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
8,041,783	3,372,936	129,502

(2)	Proposal Two To approve the issuance of shares of common stock upon exercise of the warrants dated September 29, 2024 (the “Inducement Warrants”) in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
4,706,919	779,097	45,639	6,012,566

(3)	Proposal Three: To approve the issuance of shares of common stock upon exercise of the warrants dated August 27, 2024 (the “August Warrants”) in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
4,708,187	764,637	58,831	6,012,566

(4)	Proposal Four: To approve the issuance of shares of common stock upon exercise of the warrants dated September 13, 2024 (the “September 13 Warrants”) in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
4,682,556	796,658	52,441	6,012,566

(5)	Proposal Five: To approve the issuance of shares of common stock upon exercise of the warrants dated September 27, 2024 (the “September 27 Warrants”) in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
4,709,538	769,689	52,428	6,012,566

(6)	Proposal Six: To approve the issuance of shares of common stock upon exercise of the warrants dated October 11, 2024 (the “October 11 Warrants”) in accordance with Nasdaq Listing Rules. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
4,707,338	771,115	53,202	6,012,566

(7)	Proposal Seven: To approve an amendment to the outstanding convertible Debentures (the “JGB Amendment”) pursuant to Rules 5635(b) and 5635(d) of the Nasdaq Stock Market. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
4,835,573	618,915	77,167	6,012,566

(8)	Proposal Eight: The approval of an adjournment of the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, Proposals 1, 2, 3, 4, 5, 6, and 7. In accordance with the voting results listed below, the proposal was approved.

For	Against	Abstain	Broker non-votes
8,228,011	3,121,429	194,781

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Lawrence Firestone
Date: December 6, 2024	Lawrence Firestone
Chief Executive Officer